UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 31, 2003


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

         100 CenturyTel Drive, Monroe, Louisiana                 71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000

                          ---------------------------



ITEM 12. Results of Operations and Financial Condition

         The following information, except for our forecasts for the upcoming quarter and for 2003 and except for our references to non-GAAP financial measures (as defined in Regulation G promulgated by the Securities and Exchange Commission), shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed by us under the Securities Act of 1933, as amended, except to the extent that such incorporated information is superceded by information as of a subsequent date that is included in or incorporated by reference into any such registration statement. None of the following information shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         On July 31, 2003, we issued a press release announcing our second quarter 2003 consolidated operating results. More complete information on our operating results will be included in our Quarterly Report on Form 10-Q for the period ended June 30, 2003, which we expect to file shortly with the Securities and Exchange Commission. The entire text of our July 31, 2003 press release is reproduced below:



FOR IMMEDIATE RELEASE               FOR MORE INFORMATION CONTACT:
July 31, 2003                       Media: Patricia Cameron 318.388.9674
                                    patricia.cameron@centurytel.com
                                    Investors: Tony Davis 318.388.9525
                                    tony.davis@centurytel.com

CenturyTel Reports Second Quarter Earnings; Increases 2003 EPS Guidance

Monroe, LA. . . CenturyTel, Inc. (NYSE Symbol: CTL) announces operating results for second quarter 2003.

o Revenues from continuing operations increased 34.5% from second quarter 2002 to $590.1 million.
o Operating Cash Flow (OCF), defined as operating income plus depreciation and amortization, excluding nonrecurring items, rose to $305.2 million, an increase of 39.7%.
o Net income, excluding nonrecurring items, grew 1.5% to $87.4 million. Reported under GAAP, net income grew 10.9% to $87.4 million from $78.8 million.
o Diluted earnings per share, excluding nonrecurring items, were $.60 in both periods, while GAAP diluted earnings per share increased 9.1% to $.60 from $.55.
o Free cash flow, excluding nonrecurring items, climbed to $109.6 million from $60.5 million.

------------------------------------------------------------------------------

Second Quarter Highlights (1)

(In thousands, except per share      Quarter Ended    Quarter Ended   % Change
  and customer amounts)               06/30/03 (2)      06/30/02
------------------------------------------------------------------------------


Revenues from continuing operations    $   590,148    $  438,702         34.5%
OCF from continuing operations         $   305,186    $  218,535 (3)     39.7%
Income from continuing operations      $    87,367    $   48,821 (3)     79.0%
Net Income                             $    87,367    $   86,102          1.5%
Diluted Earnings Per Share from
 continuing operations                 $       .60    $      .34         76.5%
Diluted Earnings Per Share             $       .60    $      .60            -%
Average Diluted Shares Outstanding         144,475       142,705          1.2%

Telephone Revenues                     $   514,972    $  380,499         35.3%
Other Operations Revenues              $    75,176    $   58,203         29.2%
------------------------------------------------------------------------------
Telephone Access Lines                   2,403,347     1,795,180         33.9%
Long Distance Customers                    720,358       536,394         34.3%
------------------------------------------------------------------------------

(1) These results include adjustments for nonrecurring items and other non-GAAP financial measures. A reconciliation of these items to comparable GAAP measures is included in the attached financial schedules.
(2) Reflects the acquisition of access lines in third quarter 2002 that generated approximately $127.7 million of telephone revenues during second quarter 2003.
(3) Includes corporate overheads previously allocated to discontinued operations.

                            ----------------------

     "CenturyTel's results for the second quarter reflect continuing demand for communications services in rural markets and smaller cities where CenturyTel offers bundled services including local, local distance and broadband," Glen F. Post, III, chairman and chief executive officer, said. "Our 29.2% increase in revenues from Other Operations primarily reflects the continued strong growth in our long distance and Internet operations."

     Consolidated revenues from continuing operations for the second quarter rose 34.5% to $590.1 million from $438.7 million. Operating cash flow from continuing operations, excluding nonrecurring items, grew to $305.2 million from $218.5 million, a 39.7% increase. The Company achieved a consolidated cash flow margin of 51.7% for the quarter. Income from continuing operations for the quarter, excluding nonrecurring items, increased 79.0% to $87.4 million from $48.8 million in second quarter 2002, primarily due to contributions from the properties acquired from Verizon in third quarter 2002. Diluted earnings per share from continuing operations, excluding nonrecurring items, increased 76.5% to $.60 from $.34. Diluted earnings per share, excluding nonrecurring items, were $.60 in both second quarter 2003 and 2002. The wireless business sold by the Company in August 2002 contributed $.26 to second quarter 2002 earnings per share, including $.05 related to discontinuation of depreciation on the assets held for sale.

     Telephone revenues for second quarter reached $515.0 million, a 35.3% increase over $380.5 million in second quarter 2002. Increases in telephone revenues and telephone operating expenses were primarily due to the Verizon acquisitions in third quarter 2002. In our legacy markets, growth in vertical services and increased revenue from rate increases more than offset declines in access and toll revenues. Telephone operating income, excluding nonrecurring items, increased 46.2% to $173.6 million from $118.7 million, and telephone operating cash flow, excluding nonrecurring items, rose 36.9% to $285.9 million from $208.9 million a year ago. CenturyTel's second quarter 2003 telephone cash flow margin was 55.5% while the operating income margin was 33.7%.

     Other operations revenues grew 29.2% to $75.2 million during second quarter 2003, compared with $58.2 million in second quarter 2002. CenturyTel's long distance revenues increased 25.4% to $43.2 million. CenturyTel now serves more than 720,000 long distance customers and nearly 68,000 DSL customers, adding more than 30,800 and 7,300 customers, respectively, during the quarter. Internet revenues increased 35.0% to $19.9 million in second quarter 2003 from $14.7 million in second quarter 2002. CenturyTel CLEC revenues were $5.1 million for second quarter 2003.

     "Through the first half of 2003, we generated free cash flow of nearly $250 million. Our strong cash flow and solid balance sheet provide us the flexibility to respond to opportunities and challenges as they arise," Post said.

     Under generally accepted accounting principles (GAAP), the Company reported a 10.9% increase in net income to $87.4 million and a 9.1% increase in diluted earnings per share reaching $.60 for second quarter 2003, compared to $78.8 million and $.55 per diluted share, respectively, in second quarter 2002. Net income in second quarter 2002 included a nonrecurring $15 million pre-tax ($9.8 million after-tax) charge related to a reserve for uncollectible revenues primarily from WorldCom and a nonrecurring $2.4 million after-tax gain on the sale of a PCS license.

     For the first six months of 2003, revenues from continuing operations increased to $1.171 billion from $861.6 million for the same period in 2002, a 35.9% increase. Operating cash flow from continuing operations, excluding nonrecurring items, was $603.0 million for the first half of 2003 compared to $429.8 million a year ago, a 40.3% increase. Income from continuing operations, excluding nonrecurring items, increased 79.0% to $168.1 million from $93.9 million in 2002.

     For the third quarter 2003, CenturyTel expects total revenues of $590 to $605 million and diluted earnings per share of $.55 to $.60. For the full year 2003, diluted earnings per share is expected to be in the range of $2.28 to $2.34, increased from our previous guidance of $2.14 to $2.22. The increase in 2003 earnings per share guidance is driven by the financial results for second quarter exceeding our expectations, the anticipated impact of stronger telephone revenues and lower total expenses than originally forecast for second half 2003, and the contribution from LightCore, which operates the fiber assets acquired from Digital Teleport, Inc. in June 2003.

     These outlook figures are presented on a GAAP basis, excluding nonrecurring items and the potential impact of any future mergers, acquisitions, divestitures or other similar business transactions.

     Reconciliation to GAAP. This release includes certain non-GAAP financial measures, including but not limited to operating cash flow, free cash flow and adjustments to GAAP measures to exclude the effect of nonrecurring items. In addition to providing key metrics for management to evaluate the Company's performance, we believe these measurements assist readers in their understanding of period-to-period operating performance. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the attached financial statements. Reconciliation of additional non-GAAP financial measures that may be discussed during the earnings call described below will be available on the Company's Web site at www.centurytel.com.

     In addition to historical information, this release includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Company. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the Company's ability to effectively manage its growth, including integrating newly-acquired businesses into the Company's operations, hiring adequate numbers of qualified staff, and successfully upgrading its billing and other information systems; the risks inherent in rapid technological change; the effects of ongoing changes in the regulation of the communications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for, or pricing of, the Company's products and services; the Company's ability to successfully introduce new product or service offerings on a timely and cost-effective basis; the Company's ability to collect its receivables from financially troubled communications companies; and the effects of more general factors such as changes in interest rates, in general market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The information contained in this release is as of July 31, 2003. The Company undertakes no obligation to update any of its forward-looking statements for any reason.

     CenturyTel's management will host a conference call at 10:30 A.M. Central time today. Interested parties can access the call by dialing 800.346.2923 and the call will be accessible for replay by calling 800.332.6854 and entering the conference-id number: 3383. Investors can also listen to CenturyTel's earnings conference call and replay by accessing the Company's Web site at www.centurytel.com.

     CenturyTel, Inc. provides communications services including local, long distance, Internet access and data services to more than 3 million customers in 22 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL, and is included in the S&P 500 Index. CenturyTel is the 8th largest local exchange telephone company, based on access lines, in the United States. Visit CenturyTel at www.centurytel.com.


                             ---------------------

                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                    THREE MONTHS ENDED JUNE 30, 2003 AND 2002
                                   (UNAUDITED)

                            Three months ended June 30, 2003          Three months ended June 30, 2002
                           ----------------------------------        ----------------------------------
                                                  As adjusted                               As adjusted                 Increase
                                       Less        excluding                      Less       excluding                 (decrease)
                                       non-          non-                         non-         non-       Increase      excluding
In thousands, except          As     recurring     recurring            As     recurring     recurring   (decrease)   nonrecurring
 per share amounts         reported   items          items           reported    items         items     as reported     items
                           ----------------------------------        ----------------------------------  -------------------------



     TELEPHONE OPERATIONS
Operating revenues
   Local service          $ 189,264          -        189,264         125,357          -        125,357        51.0%         51.0%
   Network access           280,827          -        280,827         220,702          -        220,702        27.2%         27.2%
   Other                     44,881          -         44,881          34,440          -         34,440        30.3%         30.3%
                           ----------------------------------        ----------------------------------
                            514,972          -        514,972         380,499          -        380,499        35.3%         35.3%
                           ----------------------------------        ----------------------------------

Operating expenses
   Plant operations         125,951          -        125,951          96,147          -         96,147        31.0%         31.0%
   Customer operations       42,243          -         42,243          32,385          -         32,385        30.4%         30.4%
   Corporate and other       60,899          -         60,899          58,099     15,000 (1)     43,099         4.8%         41.3%
   Depreciation and
    amortization            112,297          -        112,297          90,159          -         90,159        24.6%         24.6%
                           ----------------------------------        ----------------------------------
                            341,390          -        341,390         276,790     15,000        261,790        23.3%         30.4%
                           ----------------------------------        ----------------------------------
Telephone operating income  173,582          -        173,582         103,709    (15,000)       118,709        67.4%         46.2%
                           ----------------------------------        ----------------------------------

     OTHER OPERATIONS
Operating revenues
   Long distance             43,201          -         43,201          34,462          -         34,462        25.4%         25.4%
   Internet                  19,850          -         19,850          14,706          -         14,706        35.0%         35.0%
   Other                     12,125          -         12,125           9,035          -          9,035        34.2%         34.2%
                           ----------------------------------        ----------------------------------
                             75,176          -         75,176          58,203          -         58,203        29.2%         29.2%
                           ----------------------------------        ----------------------------------

Operating expenses
   Cost of sales
    and other                55,869          -         55,869          43,402          -         43,402        28.7%         28.7%
   Depreciation and
    amortization              4,508          -          4,508           3,845          -          3,845        17.2%         17.2%
                           ----------------------------------        ----------------------------------
                             60,377          -         60,377          47,247          -         47,247        27.8%         27.8%
                           ----------------------------------        ----------------------------------
Other operating income       14,799          -         14,799          10,956          -         10,956        35.1%         35.1%
                           ----------------------------------        ----------------------------------

Corporate overhead costs
 allocable to discontinued
 operations                       -          -              -          (5,134)         -         (5,134)     (100.0%)      (100.0%)
                           ----------------------------------        ----------------------------------

TOTAL OPERATING INCOME      188,381          -        188,381         109,531    (15,000)       124,531        72.0%         51.3%

OTHER INCOME (EXPENSE)
   Interest expense         (55,957)         -        (55,957)        (54,157)         -        (54,157)        3.3%          3.3%
   Income from
    unconsolidated
    cellular entity           1,590          -          1,590           1,960          -          1,960       (18.9%)       (18.9%)
   Nonrecurring gains
    and losses                    -          -              -           3,709      3,709 (2)          -      (100.0%)           -%
   Other income and
    expense                     974          -            974           2,485          -          2,485       (60.8%)       (60.8%)
   Income tax expense       (47,621)         -        (47,621)        (22,046)     3,952 (3)    (25,998)      116.0%         83.2%
                           ----------------------------------        ----------------------------------

INCOME FROM CONTINUING
 OPERATIONS                  87,367          -         87,367          41,482     (7,339)        48,821       110.6%         79.0%

DISCONTINUED OPERATIONS,
 NET OF TAX                       -          -              -          37,281          -         37,281      (100.0%)      (100.0%)
                           ----------------------------------        ----------------------------------

NET INCOME                $  87,367          -         87,367          78,763     (7,339)        86,102        10.9%          1.5%
                           ==================================        ==================================

BASIC EARNINGS PER SHARE
   From continuing
    operations            $    0.61          -           0.61            0.29      (0.05)          0.34       110.3%         79.4%
   From discontinued
    operations            $       -          -              -            0.26          -           0.26      (100.0%)      (100.0%)
   Basic earnings
    per share             $    0.61          -           0.61            0.56      (0.05)          0.61         8.9%            -%

DILUTED EARNINGS PER SHARE
   From continuing
    operations            $    0.60          -           0.60            0.29      (0.05)          0.34       106.9%         76.5%
   From discontinued
    operations            $       -          -              -            0.26          -           0.26      (100.0%)      (100.0%)
   Diluted earnings
    per share             $    0.60          -           0.60            0.55      (0.05)          0.60         9.1%            -%

SHARES OUTSTANDING
   Basic                    143,329                   143,329         141,243                   141,243         1.5%          1.5%
   Diluted                  144,475                   144,475         142,705                   142,705         1.2%          1.2%

DIVIDENDS PER
 COMMON SHARE             $  0.0550                    0.0550          0.0525                    0.0525         4.8%          4.8%

NONRECURRING ITEMS
   (1) - Reserve for uncollectible receivables, primarily WorldCom
   (2) - Gain on sale of PCS license
   (3) - Tax effect of items (1) and (2)



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                     SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                                   (UNAUDITED)

                             Six months ended June 30, 2003           Six months ended June 30, 2002
                           ----------------------------------       ------------------------------------
                                                 As adjusted                                As adjusted                  Increase
                                       Less       excluding                       Less       excluding                  (decrease)
                                       non-          non-                         non-          non-       Increase     excluding
In thousands, except          As     recurring    recurring             As     recurring     recurring    (decrease)   nonrecurring
 per share amounts         reported    items        items            reported    items        items       as reported     items
                           ----------------------------------        -----------------------------------  -------------------------


   TELEPHONE OPERATIONS
Operating revenues
   Local service         $   376,648         -        376,648         249,234          -        249,234       51.1%         51.1%
   Network access            558,808         -        558,808         437,278          -        437,278       27.8%         27.8%
   Other                      90,894         -         90,894          66,718          -         66,718       36.2%         36.2%
                           ----------------------------------       ------------------------------------
                           1,026,350         -      1,026,350         753,230          -        753,230       36.3%         36.3%
                           ----------------------------------       ------------------------------------

Operating expenses
   Plant operations          248,489         -        248,489         187,233          -        187,233       32.7%         32.7%
   Customer operations        82,967         -         82,967          62,323          -         62,323       33.1%         33.1%
   Corporate and other       123,353    (4,959)(1)    128,312         102,495     15,000 (3)     87,495       20.4%         46.7%
   Depreciation and
    amortization             225,584         -        225,584         179,502          -        179,502       25.7%         25.7%
                           ----------------------------------       ------------------------------------
                             680,393    (4,959)       685,352         531,553     15,000        516,553       28.0%         32.7%
                           ----------------------------------       ------------------------------------
Telephone operating
income                       345,957     4,959        340,998         221,677    (15,000)       236,677       56.1%         44.1%
                           ----------------------------------       ------------------------------------

    OTHER OPERATIONS
Operating revenues
   Long distance              85,761         -         85,761          66,279          -         66,279       29.4%         29.4%
   Internet                   37,876         -         37,876          27,267          -         27,267       38.9%         38.9%
   Other                      20,691         -         20,691          14,844          -         14,844       39.4%         39.4%
                           ----------------------------------       ------------------------------------
                             144,328         -        144,328         108,390          -        108,390       33.2%         33.2%
                           ----------------------------------       ------------------------------------

Operating expenses
   Cost of sales
    and other                107,912         -        107,912          84,826          -         84,826       27.2%         27.2%
   Depreciation and
    amortization               9,219         -          9,219           6,729          -          6,729       37.0%         37.0%
                           ----------------------------------       ------------------------------------
                             117,131         -        117,131          91,555          -         91,555       27.9%         27.9%
                           ----------------------------------       ------------------------------------
Other operating income        27,197         -         27,197          16,835          -         16,835       61.6%         61.6%
                           ----------------------------------       ------------------------------------

Corporate overhead costs
 allocable to
 discontinued
 operations                        -         -              -          (9,932)         -         (9,932)    (100.0%)      (100.0%)
                           ----------------------------------       ------------------------------------

TOTAL OPERATING INCOME       373,154     4,959        368,195         228,580    (15,000)       243,580       63.2%         51.2%

OTHER INCOME (EXPENSE)
   Interest expense         (111,549)        -       (111,549)       (104,805)         -       (104,805)       6.4%          6.4%
   Income from
    unconsolidated
    cellular entity            3,159         -          3,159           2,360          -          2,360       33.9%         33.9%
   Nonrecurring gains
    and losses                     -         -              -           3,709      3,709 (4)          -     (100.0%)           -%
   Other income and
    expense                       42         -             42             217     (3,000)(5)      3,217      (80.6%)       (98.7%)
   Income tax expense        (93,520)   (1,736)(2)    (91,784)        (45,462)     5,002 (6)    (50,464)     105.7%         81.9%
                           ----------------------------------       ------------------------------------

INCOME FROM CONTINUING
 OPERATIONS                  171,286     3,223        168,063          84,599     (9,289)        93,888      102.5%         79.0%

DISCONTINUED OPERATIONS,
 NET OF TAX                        -         -              -          64,931          -         64,931     (100.0%)      (100.0%)
                           ----------------------------------       ------------------------------------

NET INCOME               $   171,286     3,223        168,063         149,530     (9,289)       158,819       14.5%          5.8%
                           ==================================       ====================================

BASIC EARNINGS PER SHARE
   From continuing
    operations           $      1.20      0.02           1.17            0.60      (0.07)          0.66      100.0%         77.3%
   From discontinued
    operations           $         -         -              -            0.46          -           0.46     (100.0%)      (100.0%)
   Basic earnings
    per share            $      1.20      0.02           1.17            1.06      (0.07)          1.12       13.2%          4.5%

DILUTED EARNINGS
 PER SHARE
   From continuing
    operations           $      1.19      0.02           1.17            0.59      (0.07)          0.66      101.7%         77.3%
   From discontinued
    operations           $         -         -              -            0.46          -           0.46     (100.0%)      (100.0%)
   Diluted earnings
    per share            $      1.19      0.02           1.17            1.05      (0.07)          1.11       13.3%          5.4%

SHARES OUTSTANDING
   Basic                     143,109                  143,109         141,136                   141,136        1.4%          1.4%
   Diluted                   144,136                  144,136         142,679                   142,679        1.0%          1.0%

DIVIDENDS PER
 COMMON SHARE            $    0.1100                   0.1100          0.1050                    0.1050        4.8%          4.8%

NONRECURRING ITEMS
   (1) - Partial recovery of amounts previously written off in connection with WorldCom bankruptcy
   (2) - Tax effect of item (1)
   (3) - Reserve for uncollectible receivables, primarily WorldCom
   (4) - Gain on sale of PCS license
   (5) - Costs to defend unsolicited takeover proposal
   (6) - Tax effect of items (3) through (5)



                                CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2003 AND DECEMBER 31, 2002
                                   (UNAUDITED)

                                                              June 30,              Dec. 31,
                                                                2003                  2002
                                                          -------------          ------------
                                                                     (in thousands)
                     ASSETS
CURRENT ASSETS
    Cash and cash equivalents                            $       24,322                 3,661
    Other current assets                                        258,416               292,241
                                                          -------------          ------------
       Total current assets                                     282,738               295,902
                                                          -------------          ------------

PROPERTY, PLANT AND EQUIPMENT
    Telephone                                                 6,467,310             6,347,900
    Other                                                       550,938               521,292
    Accumulated depreciation                                 (3,544,565)           (3,337,547)
                                                          -------------          ------------
       Net property, plant and equipment                      3,473,683             3,531,645
                                                          -------------          ------------

INVESTMENTS AND OTHER ASSETS
    Goodwill                                                  3,428,699             3,427,281
    Other                                                       507,928               515,580
                                                          -------------          ------------
       Total investments and other assets                     3,936,627             3,942,861
                                                          -------------          ------------

TOTAL ASSETS                                             $    7,693,048             7,770,408
                                                          =============          ============

              LIABILITIES AND EQUITY
CURRENT LIABILITIES
    Current maturities of long-term debt                 $      118,941                70,737
    Other current liabilities                                   400,591               317,367
                                                          -------------          ------------
       Total current liabilities                                519,532               388,104

LONG-TERM DEBT                                                3,137,772             3,578,132
DEFERRED CREDITS AND OTHER LIABILITIES                          765,220               716,168
STOCKHOLDERS' EQUITY                                          3,270,524             3,088,004
                                                          -------------          ------------

TOTAL LIABILITIES AND EQUITY                             $    7,693,048             7,770,408
                                                          =============          ============


                              CAPITAL EXPENDITURES
                     SIX MONTHS ENDED JUNE 30, 2003 AND 2002

                                                     Six months ended June 30,      Increase
                                                      2003               2002      (decrease)
                                                -------------        -----------  -----------
                                                          (in thousands)
CAPITAL EXPENDITURES
    Telephone                                   $   131,398            145,822       (9.9%)
    Wireless (discontinued operations)                    -             20,264     (100.0%)
    Other                                            22,860             33,212      (31.2%)
                                                -------------        -----------
Total capital expenditures                      $   154,258            199,298      (22.6%)
                                                =============        ===========


                                              CAPITAL EXPENDITURES
                                    THREE MONTHS ENDED JUNE 30, 2003 AND 2002

                                                    Three months ended June 30,      Increase
                                                      2003               2002       (decrease)
                                                -------------        -----------   -----------
                                                          in thousands)
CAPITAL EXPENDITURES
    Telephone                                   $    77,888             78,284       (0.5%)
    Wireless (discontinued operations)                    -             14,127     (100.0%)
    Other                                            16,701             27,218      (38.6%)
                                                -------------        -----------
Total capital expenditures                      $    94,589            119,629      (20.9%)
                                                =============        ===========




                                CenturyTel, Inc.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)

                                                   Three months ended June 30, 2003           Three months ended June 30, 2002
                                                --------------------------------------     --------------------------------------
                                                                           As adjusted                                As adjusted
                                                                Less        excluding                      Less        excluding
                                                                 non-          non-                         non-          non-
                                                     As       recurring     recurring           As       recurring     recurring
                                                  reported      items         items          reported      items         items
                                                --------------------------------------     --------------------------------------
Consolidated operating cash flow from
 continuing operations and cash flow margin
    Operating income                                188,381            -       188,381         109,531      (15,000)(1)   124,531
    Add: Depreciation and amortization              116,805            -       116,805          94,004            -        94,004
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Consolidated operating cash flow
     from continuing operations                $    305,186            -       305,186         203,535      (15,000)      218,535
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Revenues from continuing operations        $    590,148            -       590,148         438,702            -       438,702
                                                ===========  ===========   ===========     ===========  ===========   ===========
    Consolidated cash flow margin
     (operating cash flow divided
      by revenues)                                    51.7%                      51.7%           46.4%                      49.8%
                                                ===========                ===========     ===========                ===========

Telephone operating cash flow, operating
 income margin and cash flow margin
    Telephone operating income                 $    173,582            -       173,582         103,709      (15,000)(1)   118,709
    Add: Depreciation and amortization              112,297            -       112,297          90,159            -        90,159
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Telephone operating cash flow              $    285,879            -       285,879         193,868      (15,000)      208,868
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Telephone revenues                         $    514,972            -       514,972         380,499            -       380,499
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Telephone operating income margin
     (operating income divided by revenues)           33.7%                      33.7%           27.3%                      31.2%
                                                ===========                ===========     ===========                ===========

    Telephone cash flow margin (operating
     cash flow divided by revenues)                   55.5%                      55.5%           51.0%                      54.9%
                                                ===========                ===========     ===========                ===========

Other Operations operating cash flow,
 operating income margin and cash
 flow margin
    Other Operations operating income          $     14,799            -        14,799          10,956            -        10,956
    Add: Depreciation and amortization                4,508            -         4,508           3,845            -         3,845
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Other Operations operating cash flow       $     19,307            -        19,307          14,801            -        14,801
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Other Operations revenues                 $      75,176            -        75,176          58,203            -        58,203
                                                ===========  ===========   ===========     ===========  ===========   ===========
    Other Operations operating income
     margin (operating income divided
     by revenues)                                     19.7%                      19.7%           18.8%                      18.8%
                                                ===========                ===========     ===========                ===========

    Other Operations cash flow margin
     (operating cash flow divided
     by revenues)                                     25.7%                      25.7%           25.4%                      25.4%
                                                ===========                ===========     ===========                ===========

Free cash flow (prior to debt service
 requirements)
    Net income                                $      87,367            -        87,367          78,763       (7,339)(2)    86,102
    Add: Depreciation and amortization              116,805            -       116,805          94,004            -        94,004
    Less: Capital expenditures (3)                  (94,589)           -       (94,589)       (119,629)           -      (119,629)
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Free cash flow                            $     109,583            -       109,583          53,138       (7,339)       60,477
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Free cash flow                            $     109,583                                     53,138
    Income from discontinued operations,
     net of tax                                           -                                    (37,281)
    Nonrecurring gains and losses                         -                                     (3,709)
    Income from unconsolidated
     cellular entity                                 (1,590)                                    (1,960)
    Deferred income taxes                            34,339                                     14,653
    Changes in current assets
     and current liabilities                         11,017                                      5,137
    Increase in other noncurrent assets              (4,750)                                    (9,305)
    Increase in other noncurrent
     liabilities                                      4,585                                     10,088
    Other, net                                       11,999                                     10,003
    Add: capital expenditures                        94,589                                    119,629
                                                -----------                                -----------
    Net cash provided by operating
     activities from continuing operations    $     259,772                                    160,393
                                                ===========                                ===========

    (1)  Reserve for uncollecible receivables, primarily WorldCom
    (2) Reserve for uncollectible receivables, primarily WorldCom ($9.8 million after tax), net of gain on sale of PCS license ($2.4 million after tax)
    (3)  Includes discontinued operations for 2002



                                CenturyTel, Inc.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)


                                                    Six months ended June 30, 2003             Six months ended June 30, 2002
                                                --------------------------------------     --------------------------------------
                                                                           As adjusted                                As adjusted
                                                                 Less       excluding                       Less       excluding
                                                                 non-          non-                         non-          non-
                                                     As       recurring     recurring            As      recurring     recurring
                                                  reported      items         items          reported      items         items
                                                ------------------------   -----------     ------------------------   -----------
Consolidated operating cash flow from
 continuing operations and cash
 flow margin
    Operating income                                373,154        4,959 (1)   368,195         228,580      (15,000)(2)   243,580
    Add: Depreciation and amortization              234,803            -       234,803         186,231            -       186,231
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Consolidated operating cash flow
     from continuing operations                $    607,957        4,959       602,998         414,811      (15,000)      429,811
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Revenues from continuing operations        $  1,170,678            -     1,170,678         861,620            -       861,620
                                                ===========  ===========   ===========     ===========  ===========   ===========
    Consolidated cash flow margin
     (operating cash flow divided
     by revenues)                                     51.9%                      51.5%           48.1%                      49.9%
                                                ===========                ===========     ===========                ===========

Telephone operating cash flow, operating
 income margin and cash flow margin
    Telephone operating income                 $    345,957        4,959 (1)   340,998         221,677      (15,000)(2)   236,677
    Add: Depreciation and amortization              225,584            -       225,584         179,502            -       179,502
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Telephone operating cash flow              $    571,541        4,959       566,582         401,179      (15,000)      416,179
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Telephone revenues                         $  1,026,350            -     1,026,350         753,230            -       753,230
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Telephone operating income margin
     (operating income divided by revenues)           33.7%                      33.2%           29.4%                      31.4%
                                                ===========                ===========     ===========                ===========

    Telephone cash flow margin (operating
     cash flow divided by revenues)                   55.7%                      55.2%           53.3%                      55.3%
                                                ===========                ===========     ===========                ===========

Other Operations operating cash flow,
 operating income margin and cash
 flow margin
    Other Operations operating income          $     27,197            -        27,197          16,835            -        16,835
    Add: Depreciation and amortization                9,219            -         9,219           6,729            -         6,729
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Other Operations operating cash flow       $     36,416            -        36,416          23,564            -        23,564
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Other Operations revenues                  $    144,328            -       144,328         108,390            -       108,390
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Other Operations operating income
     margin (operating income divided
     by revenues)                                     18.8%                      18.8%           15.5%                      15.5%
                                                ===========                ===========     ===========                ===========

    Other Operations cash flow margin
     (operating cash flow divided
     by revenues)                                     25.2%                      25.2%           21.7%                      21.7%
                                                ===========                ===========     ===========                ===========

Free cash flow (prior to debt service
 requirements)
    Net income                                 $    171,286        3,223 (1)   168,063         149,530       (9,289)(3)   158,819
    Add: Depreciation and amortization (4)          234,803            -       234,803         199,125            -       199,125
    Less: Capital expenditures (4)                 (154,258)           -      (154,258)       (199,298)           -      (199,298)
                                                -----------  -----------   -----------     -----------  -----------   -----------
    Free cash flow                             $    251,831        3,223       248,608         149,357       (9,289)      158,646
                                                ===========  ===========   ===========     ===========  ===========   ===========

    Free cash flow                             $    251,831                                    149,357

    Income from discontinued
     operations, net of tax                               -                                    (64,931)
    Less: depreciation and amortization
     of discontinued operations                           -                                    (12,894)
    Nonrecurring gains and losses                         -                                     (3,709)
    Income from unconsolidated
     cellular entity                                 (3,159)                                    (2,360)
    Deferred income taxes                            43,841                                     29,259
    Changes in current assets and
     current liabilities                            115,943                                     72,036
    Increase in other noncurrent assets             (11,501)                                   (14,408)
    Increase in other noncurrent liabilities          8,324                                     12,393
    Other, net                                       19,536                                     14,256
    Add: capital expenditures                       154,258                                    199,298
                                                -----------                                -----------
    Net cash provided by operating
     activities from continuing operations     $    579,073                                    378,297
                                                ===========                                ===========

    (1) Partial recovery of amounts previously written off in connection with WorldCom bankruptcy (presented on both a pre-tax and after-tax basis)
    (2)  Reserve for uncollectible receivables, primarily WorldCom
    (3) Includes unfavorable charges for reserve for uncollectible receivables, primarily WorldCom ($9.8 million after tax) and costs to defend unsolicited takeover proposal ($2.0 million after tax), partially offset by gain on sale of PCS license ($2.4 million after tax)
    (4)  Includes discontinued operations for 2002




                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CenturyTel, Inc.

July 31, 2003                            By: /s/ Neil A. Sweasy
                                         ----------------------
                                         Neil A. Sweasy
                                         Vice President and Controller